INVESTOR PRESENTATION

APRIL 1, 2015


NATIONAL GEOGRAPHIC EXPLORER

DISCLAIMER

THIS PRESENTATION HAS BEEN PREPARED FOR USE BY CAPITOL ACQUISITION CORP. II ("CAPITOL") AND LINDBLAD EXPEDITIONS, INC. ("LINDBLAD") IN CONNECTION WITH THEIR PROPOSED BUSINESS COMBINATION. SUCH PRESENTATION MAY BE PRESENTED TO CERTAIN OF CAPITOL'S STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITOL'S SECURITIES, IN CONNECTION WITH THE BUSINESS COMBINATION.

CAPITOL HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF CAPITOL STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTION (THE "SPECIAL MEETING").

STOCKHOLDERS OF CAPITOL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ CAPITOL'S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH CAPITOL'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ CAPITOL'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE CAPITOL OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO CAPITOL'S STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO CAPITOL ACQUISITION CORP. II, 509 7th STREET, N.W., WASHINGTON, D.C. 20004. THESE DOCUMENTS, ONCE AVAILABLE, AND CAPITOL'S ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE (HTTP://WWW.SEC.GOV).

SOME OF LINDBLAD'S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN DOES NOT CONFORM TO SEC REGULATION S-X IN THAT IT INCLUDES CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN CAPITOL'S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE PROPOSED TRANSACTION. CAPITOL AND LINDBLAD BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF LINDBLAD TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE.

NEITHER CAPITOL NOR LINDBLAD UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE: BUSINESS CONDITIONS; WEATHER AND NATURAL DISASTERS; CHANGING INTERPRETATIONS OF GAAP; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS, REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH LINDBLAD IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; GENERAL ECONOMIC CONDITIONS; AND GEOPOLITICAL EVENTS AND REGULATORY CHANGES. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED TRANSACTION DOES NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

NEITHER CAPITOL NOR LINDBLAD MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN CAPITOL AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN CAPITOL.

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

PRESENTERS

MARK D. EIN
Chairman & Chief Executive Officer
Capitol Acquisition Corp. II

SVEN-OLOF LINDBLAD
Founder, Chief Executive Officer & President
Lindblad Expeditions, Inc.

IAN ROGERS
Chief Financial Officer and
Chief Operating Officer
Lindblad Expeditions, Inc.



AGENDA

1. Capitol Investment Thesis
2. Lindblad Expeditions Overview
3. Lindblad Market Opportunity & Growth Strategy
4. Business Combination

Appendix



1. CAPITOL INVESTMENT THESIS



INVESTMENT THESIS

- **Premier Company in Industry** – Lindblad is a global leader in expedition cruising and extraordinary travel experiences offering captivating trips featuring highly curated content to 40+ remarkable destinations on all seven continents
- **Compelling Market Opportunity** – As individuals accumulate wealth and free time, they seek unique experiences which has led the expedition sector to some of the highest growth rates in the travel industry
- **Exclusive National Geographic Partnership** – Long term strategic alliance featuring co-branding, co-selling and curated content will be extended until December 31, 2025 in conjunction with this merger
- **Extraordinary Operating Metrics** – Lindblad enjoys industry leading Net Yields in excess of $950, 92% occupancy levels, and consistently high guest satisfaction ratings. Long lead time on bookings creates outstanding revenue visibility
- **Strong Financial Performance** – 27% Adjusted EBITDA CAGR and 15% revenue CAGR from 2010-2014 and EBITDA is projected to double again over the next five year period. Proven ability to add new capacity with high financial returns
- **Platform for Significant Growth** – Attractive future growth opportunities enabled by the merger include new ship builds, expanded charters and potential acquisitions. Anticipate at least three new vessels to be built with proceeds from the transaction
- **Visionary and Proven Management Team** – Deeply experienced management team is led by Sven-Olof Lindblad who founded the company nearly 40 years ago
- **Attractive Valuation** – Transaction values the company at a significant discount to comps, while Lindblad's historical and projected growth rates are meaningfully higher than industry averages



CAPITOL ACQUISITION II

2. LINDBLAD EXPEDITIONS OVERVIEW





EXPLORE

THE WORLD AND ALL THAT'S IN IT— AN UNPRECEDENTED MISSION

Lindblad Expeditions

NATIONAL GEOGRAPHIC™

Lindblad Expeditions and National Geographic have joined forces to further inspire the world through expedition travel. Our collaboration in exploration, research, technology and conservation will provide extraordinary travel experiences and disseminate geographic knowledge around the globe.

HERITAGE

PIONEERING ADVENTURE SINCE 1958

"If Lars-Eric Lindblad had lived in the year 1000, he probably would have set foot on the North American continent before Leif Ericson. Or, turning eastward, he might have reached China before Marco Polo."

– ORNITHOLOGIST ROGER TORY PETERSON, PASSPORT TO ANYWHERE



LARS-ERIC LINDBLAD (1927-1994)

- For over 50 years, the Lindblad name has been synonymous with innovation and excellence in expedition travel and eco-tourism
- A pioneer of expedition travel, Lars-Eric Lindblad began Lindblad Travel, predecessor to Lindblad Expeditions, in 1958
- Led the first tourist expeditions to Antarctica and Galápagos in 1966-1969

HISTORY OF LINDBLAD EXPEDITIONS UNDER CURRENT PRESIDENT SVEN-OLOF LINDBLAD

- **1979**: Sven-Olof Lindblad, founds Special Expeditions (now Lindblad Expeditions)
- **1980-85**: Expands offerings to Canada, Alaska, & Baja CA
- **1997**: Begins to permanently station ship in the Galápagos
- **2004**: Signs strategic alliance with National Geographic
- **2008**: Forms Fund for Conservation and Exploration in partnership with National Geographic
- **2013**: Acquires Orion Expedition Cruises
- **2015**: Announces Merger with Capitol Acquisition Corp. II

DISCOVER

40+ REMARKABLE DESTINATIONS, ALL 7 CONTINENTS


ANTARCTICA


GALAPAGOS


ARCTIC


BAJA CALIFORNIA


ALASKA


EUROPE


PERU


PATAGONIA


AMAZON


VIETNAM & CAMBODIA


CENTRAL AMERICA


PACIFIC NORTHWEST

EXPEDITIONS

EXTRAORDINARY PLACES, RENOWNED STAFF, INDELIBLE EXPERIENCES

- Destinations include the world's most charismatic geographies
- World-class team of scientists, historians and naturalists enlighten and educate guests
- Unique expedition photography program, National Geographic photographers & certified photo instructors aboard
- Deeply researched itineraries promote in-depth, active adventures and up-close encounters with wildlife, nature and culture
- Ships specially equipped for personal forays via Zodiacs, kayaks and hikes

CONSISTENTLY HIGH GUEST RATINGS


95%
96%
93%
96%
21%
22%
22%
23%
74%
74%
71%
73%
2012
2013
2014
2015 YTD
Excellent
Very Good

MANAGEMENT

HIGHLY EXPERIENCED, TENURED TEAM



SVEN-OLOF LINDBLAD, FOUNDER AND PRESIDENT

- Founded Special Expeditions (now Lindblad Expeditions) in 1979
- Formed multi-faceted strategic alliance with National Geographic that combines the strengths of two pioneers in exploration and travel, with the goal of further inspiring the world through expedition travel
- Founding member of Ocean Elders - a collection of fourteen global leaders working to protect, value and celebrate the ocean
- Member of National Geographic's International Council of Advisors
- Chairman of the Lindblad-National Geographic Fund for Exploration and Conservation
- United Nations Environmental Program Global 500 Roll-of-Honor



TREY BYUS, CHIEF EXPEDITION OFFICER

- Joined Lindblad in 1993
- 20+ years of travel industry experience
- Oversees all vessel programming, itinerary development, and leads over 200 expedition staff including expedition leaders, naturalists, photographers and undersea specialists



IAN ROGERS, CHIEF FINANCIAL OFFICER AND CHIEF OPERATING OFFICER

- Joined Lindblad in 2009
- 25+ years of hospitality and cruise experience
- Previously held senior finance roles within several divisions of Carlson Companies, Tauck World Discovery and Hyatt International



PETE MILLER, SENIOR VICE PRESIDENT, FLEET OPERATIONS

- Previously spent 27 years in the U.S. Navy as a nuclear submarine officer. Served in diverse assignments at sea and ashore, and was the Captain of the USS SPRINGFIELD (SSN-761) for three years
- Oversees the marine operation of all of Lindblad Expeditions' ships



CAPITOL ACQUISITION II

NATIONAL GEOGRAPHIC

EXCLUSIVE STRATEGIC ALLIANCE

- Partnership established in 2004 based on a shared heritage and passion for exploration
- In conjunction with merger, partnership extended until December 31, 2025 and National Geographic becomes an equity partner through a 5% option
- National Geographic is exclusive to Lindblad for all ocean-going, ship-based voyages
- Co-branding relationship includes all owned expedition ships carrying the National Geographic name
- Co-selling arrangement includes National Geographic sales of Lindblad's expeditions through National Geographic Travel
- Lindblad and National Geographic closely align marketing efforts to promote expedition travel
- Expeditions feature National Geographic photographers, writers, field researchers and film crews


Lindblad Expeditions
NATIONAL GEOGRAPHIC

"We are thrilled to extend our important partnership with Lindblad Expeditions and support this transaction that will enable Lindblad and our joint offerings to significantly grow in the future. The relationship is based on shared core values which go to the core of National Geographic's mission to promote the power of exploration, science and storytelling to change the world."

— GARY E. KNELL, PRESIDENT AND CEO, NATIONAL GEOGRAPHIC SOCIETY

NATIONAL GEOGRAPHIC

REACHING 650+ MILLION PEOPLE WORLDWIDE EACH MONTH

Travel	~**3.0 million** brochures sent annually
Television	~**400 million** homes across 168 countries
Social Media	~**117.1 million** Facebook followers ~**17.4 million** Instagram followers ~**13.0 million** Twitter followers ~**3.7 million** YouTube subscribers
Website	~**24 million** monthly unique users
Print	~**38 million** English-language readers


TRAVELER
KIDS

Source: National Geographic, Google Analytics, Facebook, Twitter, Instagram, and YouTube.

CURRENT FLEET

INTIMATELY-SCALED EXPEDITION SHIPS

OWNED FLEET



NATIONAL GEOGRAPHIC EXPLORER | 81 CABINS, 148 GUESTS



NATIONAL GEOGRAPHIC ORION | 53 CABINS, 102 GUESTS



NATIONAL GEOGRAPHIC ENDEAVOUR | 56 CABINS, 96 GUESTS



NATIONAL GEOGRAPHIC SEA BIRD | 31 CABINS, 62 GUESTS



NATIONAL GEOGRAPHIC ISLANDER | 24 CABINS, 47 GUESTS



NATIONAL GEOGRAPHIC SEA LION | 31 CABINS, 62 GUESTS

CHARTERED FLEET



SEA CLOUD
29 CABINS, 58 GUESTS



LORD OF THE GLENS
26 CABINS, 48 GUESTS



DELFIN II
14 CABINS, 28 GUESTS



JAHAN
24 CABINS, 48 GUESTS

SHIP ROUTES

- National Geographic Explorer
- National Geographic Orion
- National Geographic Endeavour
  National Geographic Islander
- National Geographic Sea Bird
  National Geographic Sea Lion


Greenland
Svalbard
Iceland
Canadian Arctic
Alaska
Pacific Northwest
Europe
Baja
Galápagos
South America
Antarctica

ITINERARIES

UNFORGETTABLE JOURNEYS TO REMARKABLE DESTINATIONS

- Frameworks for genuine exploration; with flexibility and spontaneity built-in
- Unique onboard tools: Zodiacs, kayaks, ROVs, hydrophones, video microscopes & more
- Knowledgeable, engaging expedition staff
- National Geographic photographers/certified photo instructors aboard
- Fine dining, amenities, wellness spa to make exploring holistic
- Itineraries run from 5 to 24 days, with an average of 9.6 days
- Trip prices range from $4,590 to $43,250 with an average of $10,900



Journey to Antarctica: The White Continent



DAY 1: Fly from US to Buenos Aires, Argentina

DAY 2: Spend the remainder of the day & overnight in Buenos Aires

DAY 3: Fly private charter to Ushuaia, Argentina, embark ship

DAY 4: Transit the Drake Passage

DAY 5-10: Explore Antarctica

DAY 11-12: Sail to Ushuaia

DAY 13-14: Disembark Ushuaia, return charter flight to Buenos Aires and U.S.

Galápagos



DAY 1: Fly from U.S. to Guayaquil, Ecuador

DAY 2: Fly from Guayaquil to the Galápagos, and embark ship.

DAY 3-8: While exact routing is governed by the National Park Service, we will explore diverse islands, seeing a variety of habitats and encounter Galápagos' famous endemic species

DAY 9: Disembark ship; fly to Guayaquil to overnight; explore the city at your leisure

DAY 10: Fly to U.S.

AWARD-WINNING

CONSISTENTLY INDUSTRY-HONORED

- **Condé Nast Traveler's** 2014 Readers' Poll – Top 20 Small Cruise Ships in the World, 2014
- **Condé Nast Traveler** World Savers "Doing it All" Award, 2013
- **Condé Nast Traveler** Readers' Choice Award – Top 25 Cruise Lines, 2013
- **Condé Nast Traveler** "Gold List", 2013, 2009, 2008, 2007, 2006, 2005
- **Virtuoso** "Sustainable Tourism Leadership - Supplier" Award, 2013
- **Conservation Achievement Award** for Corporate Achievement from National Wildlife Federation, 2008
- **Travel + Leisure** "World's Best" Award for Small-Ship Cruise Lines, 2013, 2012, 2011, 2010, 2009, 2008
- **Travel + Leisure** "World's Best for Families" Award for Small-Ship Cruise Lines, 2012, 2011, 2010, 2009
- **Cruise Critic** Editor's Pick Awards "Best for Adventure," 2013, 2012, 2011, 2010
- **Climate Champion Award** to Sven Lindblad by Clean Air-Cool Planet, 2009
- **National Wildlife Federation** Conservation Achievement Award for Corporate Achievement, 2008
- **Tourism for Tomorrow** "Global Tourism Business Award," 2007



CAPITOL ACQUISITION

STRONG REVENUE GROWTH

- Organic revenue growth has been driven by Lindblad's increased marketing spend and ability to increase capacity and raise prices without sacrificing high occupancy levels
- The acquisition of *NG Orion* in 2013 added significant additional inventory and revenue

REVENUE GROWTH COMPONENTS


($ in millions)
CAGR 2010-14
14.7%
14.5%
$200
$150
$100
$50
$0
$115
$134
$154
$192
$198
$100
$116
$133
$165
$171
2010
2011
2012
2013
2014
Net Revenue
Gross Revenue

Key Metrics	2010	2011	2012	2013	2014
Available Guest Nights	145,408	154,158	154,804	177,135	179,566
Occupancy %	89%	87%	92%	92%	93%
Guests	16,695	16,480	17,157	19,327	18,820
Net Yield	$685	$750	$861	$931	$953

CAPITOL ACQUISITION II

SIGNIFICANT EBITDA GROWTH

- EBITDA margin has increased over 700 basis points from 15% to 22% over the past five years as Lindblad managed cost, added capacity and increased scale
- The *NG Orion* was purchased in 2013 for $30 million and, following integration into Lindblad, now contributes approximately $8-9 million of annual EBITDA with significantly more anticipated in the years ahead

ADJUSTED EBITDA

($ in millions)



$50
$25
$0
27% CAGR
$17
$27
$34
$36
$45
2010
2011
2012
2013
2014

Key Metrics					
Margin	15%	20%	22%	19%	22%
Maintenance Capex	$2	$5	$4	$6	$6
Growth Capex	$0	$0	$0	$30	$0

3. MARKET OPPORTUNITY & GROWTH STRATEGY



CAPITOL ACQUISITION

MARKET OPPORTUNITY

GROWTH IN ADVENTURE TRAVEL[1]

($ in billions)


65% CAGR
$89
$263
2009
2012

- 59% increase in the appeal of adventure travel
- 60% increase in average spending per adventure trip
- Increase in the average trip length from 7 days to 9 days (2009 – 2012)

GROWTH IN SPECIALTY CRUISES [2]

($ in billions)


21% CAGR
$85
$220
2009
2014

- Travelers seeking unique destinations
- Increasing demand for premium priced travel
- Differentiated experiences are growing in popularity

(1) Adventure Tourism Market Study conducted by George Washington University and the Adventure Travel Trade Association in August 2013.
(2) Cruise Lines International Association Cruise Industry Outlook for 2015.

UNIQUE POSITIONING

DIFFERENTIATED BUSINESS MODEL

	Lindblad Expeditions / National Geographic	Carnival	Royal Caribbean International	NCL Norwegian Cruise Line
Expedition Adventure Focus	✓	✗	✗	✗
Attractive Target Demographic	Affluent 50+	Mass Market	Mass Market	Mass Market
Industry-Leading Net Yields [(1)]	$953	$168	$175	$192
New Vessel Cost	Coastal: Est. ~$40 - $45m Blue Water: Est. ~$130 - $135m	~$700m	~$1,050m	~$1,000m
Net Leverage	N/M	2.4x	4.7x	5.0x

Source: Company filings and AMEM Communication. CCL as of 2/28/15. Lindblad, RLL, and NCLH as of 12/31/14.
(1) (Revenues – Commissions – Onboard and Other Expenses) / Available Passenger Cruise Days.

ATTRACTIVE DEMOGRAPHICS

TARGET MARKET

- Baby Boomers are an attractive, affluent and growing segment that largely seek life experiences over accumulating material possessions
  - Total over 75 million today
  - Spend over $120 billion leisure travel annually
  - 45% expect to take an international trip in 2015

Source: Travelmarketreport.com (December 2014)

PROJECTED U.S. POPULATION GROWTH BY AGE GROUP

Growth from 2014 to 2020


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.7%
4.0%
8.1%
22.0%
Under 18
18 to 44
45 and Older
65 and older
Lindblad guests have an average age of 57 and 84% are from the U.S.

Source: U.S. Census Bureau (March 2015).

DIFFERENTIATED MARKETING

AND DISTRIBUTION MODEL

- Lindblad maximizes revenue and occupancy, while maintaining price integrity, with strategic marketing initiatives and proactive trip and programming modifications as opposed to using promotional discounts
- Majority of annual marketing spend is direct mail to support the company's direct distribution channel
- Additional marketing strategies include the use of traditional media, social media, brand websites and travel agencies
- Lindblad products are also marketed by National Geographic under the National Geographic Expeditions brand
- Lindblad uses its convening power on its ships to partner with some of the world's most respected organizations such as The Aspen Institute, TED and World Wildlife Fund to shine a spotlight on global environmental issues, provide content for trips and increase the visibility of the company and its mission
- Strong guest and brand loyalty is evidenced by high levels of repeat guests and high guest satisfaction survey ratings

DISTRIBUTION CHANNELS[1]


Affinity and Charters
3%
National Geographic
20%
Direct
47%
Travel Agencies
30%

2014 REPEAT GUEST METRICS[2]


37% of guests are repeat customers
5 or More Trips
10%
4th Trip
4%
3rd Trip
8%
2nd Trip
15%
First Timers
63%

(1) Based on guest ticket revenue net of commissions.
(2) Based on U.S. bookings.

4. BUSINESS COMBINATION



TRANSACTION OVERVIEW

- Pro Forma Firm Value of $442 million
- Up to $110 million of cash projected to be available to fund expansion of fleet and other transaction expenses
- Lindblad will order two new coastal vessels shortly after closing for delivery in 2017 and 2018, and then opportunistically add additional ships through new builds or acquisitions
- Prior to closing, Lindblad expected to borrow $120 million to refinance the Company's debt and buy out certain existing stakeholders
- In connection with the transaction, the founders of Capitol will make a charitable contribution of $5 million to the Lindblad Expeditions-National Geographic Joint Fund for Exploration and Conservation(1)
- Completion of the transaction is expected in May 2015

IMPLIED FIRM VALUE

($ in millions)

Shares Outstanding(2)	47.8
Share Price	$10.00
Equity Value	**$478**
Less: Cash(3)	(156)
Plus: Debt	120
Firm Value	**$442**

Transaction Multiples	
FV/ 2015E PF Adj. EBITDA ($45 million)	9.9x
FV/ 2016E PF Adj. EBITDA ($51 million)	8.7x

SOURCES & USES

($ in millions)

Sources	
Capitol Cash	$200
Total Sources	**$200**
Uses	
Cash Consideration	$90
New Ships, Working Capital & Transaction Expenses	110
Total Uses	**$200**

POST-TRANSACTION OWNERSHIP



Sven-Olof Lindblad 29%(4)
Capitol 50%
Other Management 8%
Other Current Lindblad Shareholders 12%
Lindblad-National Geographic Fund 1%

(1) Contribution will be in the form of 500,000 shares of Capitol common stock.
(2) Fully diluted shares outstanding at $10.00 share price including all in the money management options. Excludes 1.25 million of Capitol founder's shares, which are held in escrow and vest at $13.00/share and 15.6 million warrants with a strike price of $11.50 per share.
(3) Includes incremental $5.5 million that would be received from the exercise of in the money management options.
(4) National Geographic has an option for a 5% stake from Sven-Olof Lindblad's shares at $10.00 per share.

CAPITOL ACQUISITION II

ATTRACTIVE VALUATION

SIGNIFICANT DISCOUNT TO COMPS

Firm Value / Adj. EBITDA [1]


15.0x
10.0x
5.0x
0.0x
9.9x
12.4x
8.7x
11.0x
2015E
2016E

STRONG FREE CASH FLOW YIELD

2015E Adj. EBITDA - Maintenance Capex [2]


10.0%
7.5%
5.0%
2.5%
0.0%
8.4%
5.5%
Lindblad
Comparable Company Median

WELL CAPITALIZED FOR EXPANSION

Net Debt / LTM Adj. EBITDA [3]


6.0x
4.0x
2.0x
0.0x
N/M
5.0x
4.7x
2.4x
Lindblad
NCLH
RCL
CCL

ATTRACTIVE HISTORICAL & PROJECTED GROWTH RATES


2010-14E Adj. EBITDA CAGR
30.0%
20.0%
10.0%
0.0%
27%
4%
Lindblad
Comparable Company Median
2015E-20E Adj. EBITDA CAGR
Lindblad projected to 2x+ EBITDA by 2020

Source: Company filings and Factset estimates.
Note: Comparable companies include CCL, RCL and NCLH. Projections based on Factset estimates.
(1) Lindblad 2016E Adjusted EBITDA excludes approximately $1.5 million of pre-marketing costs for a new vessel that is not yet delivered.
(2) Comparable company estimates based on company filings, company guidance and Factset estimates.
(3) Lindblad and RCL as of December 31, 2014. CCL is LTM as of February 28, 2015. RCL pro forma year end 2014 per company guidance.

CAPITOL ACQUISITION II

SUMMARY PROJECTIONS

- With a new capital structure and greater financial flexibility following the merger with Capitol, Lindblad will be well positioned to pursue significant opportunities to enhance and expand the business
- Core business plan is fully funded with significant additional capacity to pursue new opportunities
- Current excess demand is evidenced by the number of trips at or near full capacity (95% occupancy) growing from 49% in 2012 to 63% in 2014

REVENUE GROWTH

($ in millions)



Current Revenue
New Ship Revenue
$400
$300
$200
$100
$0
12% CAGR
$204
$217
$241
$264
$318
$353
$15
$40
$85
$114
$204
$217
$226
$224
$234
$239
2015
2016
2017
2018
2019
2020
New Ships Come Online

Guests	19,053	19,624	21,655	24,035	27,820	29,527

ADJUSTED EBITDA GROWTH

($ in millions)



Current Adjusted EBITDA
New Ship Adjusted EBITDA
$125
$100
$75
$50
$25
$0
17% CAGR
$45
$51
$58
$66
$85
$97
$5
$15
$31
$42
$45
$51
$53
$52
$54
$55
2015
2016
2017
2018
2019
2020

Maint. CAPEX	$8	$11	$8	$9	$16	$16
Growth CAPEX	$12	$75	$67	$14	$49	$0

NEW VESSELS

GENERATE ATTRACTIVE RETURNS

- Shortly after closing, Lindblad plans to purchase two new coastal vessels
- A third blue water vessel is expected to be delivered in 2019
- Ships will be funded through a combination of cash raised in the merger and excess cash flow

	COASTAL VESSEL 1 / COASTAL VESSEL 2		BLUE WATER VESSEL
Delivery Timing	2017	2018	2019
Cabins (est.)	50		85
Guests (est.)	100		170
Total Cost	$40 - $45 million		$130 - $135 million
ROIC[1]	~23%		~17%

(1) Based on Lindblad management cost estimates and assumptions.

BOARD OF DIRECTORS



MARK D. EIN, CHAIRMAN

- Chairman and CEO of Capitol I and Capitol Acquisition II
- Non executive Vice Chairman of Two Harbors Investment Corp.
- Strong track record of value creation having been involved in the early stages of six companies that reached $1 billion valuation
- Serves on the board of directors of many civic, philanthropic and charitable organizations



SVEN-OLOF LINDBLAD, DIRECTOR

- Founded Special Expeditions (Now Lindblad Expeditions) in 1979
- Formed multi-faceted strategic alliance with National Geographic
- Founding member of Ocean Elders- a collection of fourteen global leaders working to protect, value, and celebrate the ocean
- Chairman of the Lindblad-National Geographic Fund for Exploration and Conservation
- United Nations Environmental Program Global 500 Roll of Honor



JOHN M. FAHEY, DIRECTOR

- Current Chairman (2011 - Present) and Former Chief Executive Officer (1998 - 2013) of the National Geographic Society
- Previously Chairman, President and CEO of Time Life Inc., a wholly owned subsidiary of Time Warner Inc. (1989 -1996)
- Currently serves on the boards of Time Inc. (Lead Director); Johnson Outdoors Inc.; and Great Plains Investment LLC
- In February 2014, President Obama appointed Fahey to a six-year term on the Smithsonian Board of Regents, the governing body of the Smithsonian Institution. Also serves on the board and executive committee of the Smithsonian National Museum of Natural History



L. DYSON DRYDEN, DIRECTOR

- Chief Financial Officer of Capitol Acquisition II
- 15 years of investment banking experience. Most recently, Managing Director in the Global Technology, Media and Telecom investment banking group at Citi
- Prior to Citi, a Vice President for Jefferies and Company, Inc.

Note: A fifth board member will be named prior to closing.

CAPITOL ACQUISITION

TEAM AND TRACK RECORD

SUCCESS OF CAPITOL ACQUISITION I

On October 29, 2009, Capitol I, in partnership with Pine River Capital Management, created Two Harbors Investment Corp. (NYSE: "TWO") one of the premier mortgage REITs, formed to capitalize on the severe dislocation in the RMBS Market

TWO HARBORS Investment Corp.
A Pine River Capital Managed Company

- ✓ 17.9% Annualized return over 5 years since closing
- ✓ Market cap grew from $119m to $4.4bn (including spin-off) in only 5 years
- ✓ Raised $3.3bn through 9 follow-on offerings and $321m from warrant exercise
- ✓ Spun off Silver Bay Realty Trust (NYSE: "SBY"), the first publicly traded single-family housing REIT, with an additional market cap of $580 million



MARK D. EIN, CHAIRMAN & CEO

- Founder and CEO of Capitol I
- Non-Executive Vice Chairman of Two Harbors
- Strong track record of value creation having been involved in the early stages of six companies that reached $1 billion valuation
- Serves on the board of directors of many civic, philanthropic and charitable organizations



L. DYSON DRYDEN, CFO

- Previously, Managing Director in the Global Technology, Media and Telecom investment banking group at Citi
- Prior to Citi, served as Vice President for Jefferies & Company, Inc.

ANTICIPATED TRANSACTION TIMELINE

DATE	EVENT
March 9/10	• Business Combination Agreement Executed • Transaction Announced
March 31	• Preliminary Proxy Materials Filed w / SEC
April 13	• Set Record Date for Shareholder Vote
May 4	• Print and Mail Final Proxy Materials to Shareholders
May 14	• Hold Shareholder Vote and Close Transaction

Denotes Historical Event


SATURN

CAPITOL ACQUISITION

APPENDIX



LINDBLAD'S GUIDING PRINCIPLES

These guiding principles were formed during a gathering of more than 50 of our leaders, naturalists, scientists, and office staff. We arrived at these principles collectively, after spending a few days at sea together immersed in the expedition environment.

These principles guide our conduct towards the guests we serve and define the manner in which we explore the world.

–Sven-Olof Lindblad

1. Ensure that everything adds value to the guest experience.
2. Integrity is our prime equity—never compromise it.
3. Positively impact the areas we explore and in which we work.
4. Treat everyone with dignity and respect.
5. Honor the value of service.
6. Maintain our expedition heritage by fostering a spirit of exploration and discovery.
7. Demonstrate leadership; excel in knowledge; inspire others.
8. Innovate, test and evaluate. Be open to new ideas.
9. Strive for clarity in communication.
10. Maintain a balance between adventure and safety.



ADJUSTED EBITDA RECONCILIATION

($ in millions)

Reconciliation of Adjusted EBITDA to Net Income	Year ended December 31, 2010	2011	2012	2013	2014
Net income	**$0.1**	**$10.5**	**$5.2**	**$14.8**	**$22.2**
Income tax expense	0.2	0.0	1.1	1.7	2.8
Interest expense, net	8.3	8.8	9.8	7.9	5.3
Depreciation and amortization expense	8.4	8.1	8.6	11.6	11.3
EBITDA	**$17.0**	**$27.5**	**$24.7**	**$36.0**	**$41.6**
Change in fair value of obligation to repurchase shares of Class A common stock	-	-	-	0.4	(0.0)
(Loss) gain on foreign currency translation	-	-	-	(1.3)	0.1
Earnings on investment in CFMF	-	-	-	-	(0.1)
Other income	(0.2)	(0.0)	(0.0)	(0.0)	(0.0)
Stock-based compensation	-	-	9.0	-	0.3
One-time acquisition-related expenses	-	-	-	1.3	0.1
One-time retention payments	-	-	-	-	2.5
Adjusted EBITDA	**$16.9**	**$27.5**	**$33.6**	**$36.5**	**$44.6**


Lindblad Expeditions
NATIONAL GEOGRAPHIC
CAPITOL ACQUISITION II